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[Television ad begins with yellow type printing over a horizontally lined blue background (background has a grey "floor" from which copy drops out; body of ad prints over blue which starts light toward the "floor" and darkens toward the top of the screen); Yellow type reads:]
GROWTH OF A $10,000 INVESTMENT IN CGM MUTUAL FUND.

[A red line wraps around three sides of the type and leads down to the "floor" where in yellow the following dates appear:]
1/1/81-12/31-95

[In white type, the years 1981 through 1995 appear sequentially in the floor as the ad progresses.]

[Voiceover]:
At CGM Mutual Fund, our emphasis is on performance.

[A mountain chart consisting of three lines begins to grow horizontally across the screen: the top line (gold) represents CGM Mutual Fund and is identified as such to the right with the words:]
CGM MUTUAL FUND

[Also appearing under the fund name is a "counter"--a gold framed black box from which a dollar sign and numbers drop out to white; these numbers are constantly changing as the mountain chart moves along the years; numbers represent the increasing value of a $10,000 investment in CGM Mutual Fund. The second line of the mountain chart prints in green and is identified in green type to the right as:]
The LIPPER BALANCED FUND AVERAGE

[The third line of the mountain chart (bottom line) prints in grey and is identified in grey type as:]
CPI

[Voiceover:]
Over a fifteen year period, CGM Mutual Fund has outperformed major benchmarks, including... the Lipper Balanced Fund Average...And CGM Mutual Fund far outpaced the Consumer Price Index as well.

[For the duration of the mountain chart on the screen, text appears in light grey type in the "floor" and reads:]
24.31%, 15.36%, 13.94% and 15.03% are the average annual total returns of CGM Mutual Fund for the 1-, 5-, 10-, and 15-year periods ended 12/31/95.

[At the culmination of the mountain chart (at year 1995) "the counter" reads:" $81,748

[representing the total investment value of $10,000 invested in CGM Mutual Fund over a 15-year period.]

[Voiceover:]
CGM Mutual Fund is committed to outstanding long-term performance. Past performance is no guarantee of future results.

    [The "counter" flips from numbers to a combination of letters and numbers (which are a telephone number), grows larger and is centered on the screen under the words:]
CGM MUTUAL FUND

[The "counter"--now phone number reads:]
1-800-CGM-INFO

[A lunging fencer in full color appears to the left of the fund's name and phone number and is transformed into a black and white version of the CGM Funds logo (line drawing of fencer in a box with black and white lines in background.)]

[Voiceover:]
Call 1-800-CGM INFO for a prospectus.
CGM Mutual Fund

[With the culmination of the mountain chart, the "floor" has disappeared and the background is all blue from the top to the bottom of the screen. Under the Fund name and phone number in smaller light blue type is the following text (breaks onto two or three slides):]

This information represents past performance which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. Performance figures assume reinvestment of capital gains and dividends.

Lipper Analytical Services, Inc., is an independent mutual fund ranking service. The Consumer Price Index represents the level of change in consumer prices as measured by the U.S. Bureau of Labor Statistics.

For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.

End of commercial.